SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

June 7, 2001

Date of Report

EMERGENCY FILTRATION PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

0-27421	87-0561647

(Commission file number)	(IRS Employer Identification No.)

4335 South Industrial Road, Suite 440
Las Vegas, Nevada 89103

(Address of principal executive offices)

(702) 798-4541

Registrant’s telephone number, including area code

Item 5. Other Events.

      On June 4, 2001, the Company’s Board of Directors held a special meeting. At the meeting, Sherman Lazrus was appointed Interim Chief Executive Officer to replace Michael J. Crnkovich.

Item 7. Exhibits

Exhibit No.	Exhibit

99.1	Press Release, dated June 7, 2001

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EMERGENCY FILTRATION PRODUCTS, INC.

(Registrant)

By:	/s/ Peter Clark

Peter Clark Corporate Secretary

Date: June 7, 2001

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated June 7, 2001